                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 9, 2002

                       Atlas Air Worldwide Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                      0-25732                     13-4146982
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


     2000 Westchester Avenue, Purchase, New York                      10577
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      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (914) 701-8000
                                                     --------------


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         (Former name or former address, if changed since last report)


                                Atlas Air, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                      0-25732                    84-1207329
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


     2000 Westchester Avenue, Purchase, New York                      10577
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      (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (914) 701-8000
                                                     --------------

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         (Former name or former address, if changed since last report)



     This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.
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ITEM 5. OTHER EVENTS.

Atlas Air has accepted delivery of a new B747-400 freighter aircraft from The Boeing Company. This is the first of three aircraft scheduled to be delivered to Atlas Air, Inc. in 2002. Boeing has provided favorable lease financing for the aircraft. In addition, lease financing has been arranged for the other two aircraft to be delivered to Atlas this year under positive cash flow and lease terms, subject to final documentation. Delivery of these aircraft is expected to occur in July and November 2002.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ATLAS AIR WORLDWIDE HOLDINGS, INC.
                                 (Registrant)


Dated:  July 9, 2002             By: /s/ Douglas A. Carty
                                     ---------------------------------
                                     Name:   Douglas A. Carty
                                     Title:  Senior Vice President and
                                             Chief Financial Officer


                                 ATLAS AIR, INC.
                                 (Registrant)

Dated:  July 9, 2002             By: /s/ Douglas A. Carty
                                     --------------------------------
                                     Name:   Douglas A. Carty
                                     Title:  Senior Vice President and
                                             Chief Financial Officer






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